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Exhibit 99.4

Certification of the Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


I. Randall C. Hall, certify that 18 U.S.C.  Section 1350, as adopted pursuant to
(i) the Form 10-QSB of Weststar Financial Services Corporation (the "Company") for the quarter ended June 30, 2004 (the "Report"), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.



Date: August 10, 2004              By:  /s/ Randall C. Hall
                                        --------------------------------------

                                        Randall C. Hall
                                        Executive Vice President and
                                        Chief Financial and
                                        Principal Accounting Officer

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